UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  OCTOBER 15, 2004
                                                       -------------------------

                                 FOOTSTAR, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             1-11681                                   22-3439443
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     (Commission File Number)                (IRS Employer Identification No.)

        1 CROSFIELD AVENUE
        WEST NYACK, NEW YORK                              10994
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  (Address of Principal Executive Offices)             (Zip Code)

                                 (845) 727-6500
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            Footstar, Inc. (the "Company") announced that Sheamus Toal has resigned as Controller of the Company effective October 15, 2004 in order to pursue an opportunity with another retailer. The Company values and appreciates Mr. Toal's contributions during his tenure at the Company. Richard L. Robbins, Senior Vice President of Financial Reporting and Control, will assume the responsibilities as principal accounting officer and the Company has commenced a search to hire a Controller.


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
                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 15, 2004
                                         FOOTSTAR, INC.


                                         By:  /s/ Maureen Richards
                                             -----------------------------------
                                             Maureen Richards
                                             Senior Vice President, General
                                             Counsel and Corporate Secretary






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